UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2010

Marketing Worldwide Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50586	68-0566295
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2212 Grand Commerce Dr., Howell, Michigan 48855
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (517) 540-0045

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Marketing Worldwide Corporation’s wholly owned subsidiary, Modelworxx GmbH, an entity formed under the laws of the Federal Republic of Germany, has filed a petition for insolvency in the Bavarian Court in Munich Germany in compliance with German insolvency law (Case Number:1513 IN 695/10). On February 25, 2010, the court appointed Dr. Christian Gerlof, a German attorney to confirm within six weeks that Modelworxx GmbH is insolvent and if available funds will cover the cost of the insolvency procedure. The attorney has the right to examine all company documents and to request and receive information from the Internal Revenue Service, social insurers, banks, insurance companies and other authorities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2010		Marketing Worldwide Corporation

	/s/	James C. Marvin
James C. Marvin,
Chief Operating Officer